UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2017

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Frederick Street, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 298-9800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

World Acceptance Corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting") on August 30, 2017. Of the 8,815,550 shares outstanding and entitled to vote, 8,246,682 shares were represented at the meeting, or a 93.5% quorum. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 - Election of Directors

Elected the following six individuals to serve as members of the Company's Board of Directors for a term of one year until the Annual Meeting of Shareholders in 2018, or until their successors have been duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Ken R. Bramlett, Jr.	7,210,326	253,340	783,016
James R. Gilreath	7,198,961	264,705	783,016
Janet Lewis Matricciani	7,399,826	63,840	783,016
Scott J. Vassalluzzo	7,289,556	174,110	783,016
Charles D. Way	7,210,472	253,194	783,016
Darrell E. Whitaker	7,386,185	77,481	783,016

Proposal 2 — Advisory Vote on Executive Compensation

Approved, on an advisory basis, the executive compensation of the Company:

For	Against	Abstain	Broker Non-Votes
7,067,862	384,476	11,327	783,017

Proposal 3 — Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Determined, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
6,717,631	1,309	729,709	14,425	783,608

As a result of the vote on Proposal 3, the Company intends to include a non-binding advisory shareholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

Proposal 4 — Approval of the World Acceptance Corporation 2017 Stock Incentive Plan

Approved the World Acceptance Corporation 2017 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
6,079,946	1,370,712	13,007	783,017

Proposal 5 — Approval of the Amendment to our Bylaws to set a minimum and maximum number of directors

Approved the Amendment to our Bylaws to set a minimum and maximum number of directors:

For	Against	Abstain	Broker Non-Votes
8,108,323	72,451	12,165	53,743

Proposal 6 — Ratification of Appointment of Independent Auditors

Ratified the selection of RSM US LLP as independent auditors for the year ending March 31, 2018:

For	Against	Abstain	Broker Non-Votes
8,240,414	5,944	322	—

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Sixth Amended and Restated Bylaws of World Acceptance Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2017
World Acceptance Corporation

	By:	/s/ John L Calmes
John L Calmes
Senior Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Sixth Amended and Restated Bylaws of World Acceptance Corporation